SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


  Delaware                          027455                        58-2422929
  --------                          ------                        ----------
(State or other              (Commission File No.)             (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                      233 Peachtree Street, N.E.               30303
                 Harris Tower, Suite 1700,                   (Zip Code)
                           Atlanta, Georgia
               (Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure.


     On February 24, 2003, AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing that its wholly-owned unrestricted subsidiary, iPCS, Inc. ("iPCS") and its subsidiaries, iPCS Wireless, Inc. and iPCS Equipment, Inc., have filed a Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Georgia for the purpose of effecting a court-administered reorganization.

     As a result of the bankruptcy filing, the Company anticipates that the financial results of iPCS will no longer be consolidated with those of AirGate subsequent to the bankruptcy.

     AirGate also announced an amendment to its management services agreement with iPCS. A copy of the press release referenced above is attached hereto as
Exhibit 99.1.



Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

       Exhibit No.    Description

       99.1           Press Release of AirGate PCS, Inc. dated February 24, 2003

                                                         SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   AIRGATE PCS, INC.


Date: February 26, 2003
                                            By:   /s/ William H. Seippel
                                                  ----------------------------
                                                      William H. Seippel
                                                      Chief Financial Officer